EXHIBIT 10.11


                  PROMISSORY NOTES TO AMBER TIGER HOLDINGS INC.
                       FROM CIROND NETWORKS (CANADA) INC.

                                 PROMISSORY NOTE

$10,000.00                                              Date: August 31, 2005


For Value Received, the undersigned, Cirond Networks (Canada) Inc. At Suite 101B, 4185 Still Creek Drive, Burnaby promises to pay to the order of Amber Tiger Holdings Inc. the principal amount of $10,000.00 together with interest at 2% per month.



/s/ Nicholas Miller                          /s/ Nicholas Miller
--------------------------                   -----------------------------------
Amber Tiger Holdings Inc.                    Cirond Networks (Canada) Inc.

                                PROMISSORY NOTE

$5,000.00                                               Date: Sept 15, 2005


For Value Received, the undersigned, Cirond Networks (Canada) Inc. At Suite 101B, 4185 Still Creek Drive, Burnaby promises to pay to the order of Amber Tiger Holdings Inc. the principal amount of $5,000.00 together with interest at 2% per month.



/s/ Nicholas Miller                           /s/ Nicholas Miller
--------------------------                    ----------------------------------
Amber Tiger Holdings Inc.                     Cirond Networks (Canada) Inc.

                                PROMISSORY NOTE

$5,000.00                                             Date: October 31, 2005


For Value Received, the undersigned, Cirond Networks (Canada) Inc. At Suite 101B, 4185 Still Creek Drive, Burnaby promises to pay to the order of Amber Tiger Holdings Inc. the principal amount of $5,000.00 together with interest at 2% per month.



/s/ Nicholas Miller                             /s/ Nicholas Miller
--------------------------                      --------------------------------
Amber Tiger Holdings Inc.                       Cirond Networks (Canada) Inc.

                                PROMISSORY NOTE

$7,500.00                                            Date: December 1, 2005


For Value Received, the undersigned, Cirond Networks (Canada) Inc. At Suite 101B, 4185 Still Creek Drive, Burnaby promises to pay to the order of Amber Tiger Holdings Inc. the principal amount of $7,500.00 together with interest at 2% per month.



/s/ Nicholas Miller                            /s/ Nicholas Miller
--------------------------                     ---------------------------------
Amber Tiger Holdings Inc.                      Cirond Networks (Canada) Inc.